UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 5, 2023
Date of Report (Date of earliest event reported)

Flotek Industries, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-13270	90-0023731
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
5775 N. Sam Houston Parkway W., Suite 400
Houston, TX 77086
(Address of principal executive office and zip code)

(713) 849-9911
(Registrant’s telephone number, including area code)

(Not Applicable)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of Exchange on which registered
Common Stock, $0.0001 par value	FTK	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
The Compensation Committee of the Board of Directors (the “Board”) of Flotek Industries, Inc. (the “Company”) approved grants of equity awards to each of Dr. Ryan Ezell and Bond Clement, the Company’s Chief Executive Officer and Chief Financial Officer, respectively. Such equity award grants are to be comprised of performance-based stock options (“Options”) and restricted stock units (“RSUs”), with Dr. Ezell being granted approximately 62,881 Options and 13,974 RSUs and Mr. Clement being granted approximately 45,732 Options and 10,163 RSUs.
The grants of Options and RSUs were each made effective as of December 5, 2023. The Options will vest and become exercisable if, and to the extent, the Company’s cumulative earnings before interest, taxes, depreciation, and amortization, and certain other adjustments (“AEBITDA”) meets certain thresholds during the performance period of January 1, 2023 to December 31, 2026. The Options have an exercise price equal to the fair market value of a share of the Company’s common stock at the date of grant. The RSUs will vest in three equal annual installments starting on the first anniversary of the date of grant.
The Option grants were made pursuant to the Company’s Form of Stock Option Award Grant Notice and Stock Option Award Agreement, which is filed as Exhibit 10.1, hereto. The RSU grants were made pursuant to the Company’s Form of Restricted Stock Unit Award Grant Notice and Restricted Stock Unit Award Agreement, which is filed as Exhibit 10.2, hereto. The grants of Options and RSUs were collectively made pursuant to the Company’s 2023 Management Long-Term Incentive Plan (the “2023 MLTIP”), which permits the Company to grant awards to certain officers and employees pursuant to the Company’s 2018 Long-Term Incentive Plan, as amended (the “2018 LTIP”). The 2023 MLTIP is filed as Exhibit 10.3 hereto, and the 2018 LTIP is filed as Exhibit 10.4 hereto. The above description of the equity award grants is a summary only and is qualified in its entirety by reference to the relevant documents attached hereto and incorporated by reference.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number		Description

10.1	*	Form of Stock Option Award Grant Notice and Stock Option Award Agreement
10.2		Form of Restricted Stock Unit Award Grant Notice and Restricted Stock Unit Award Agreement
10.3	*	2023 Management Long-Term Incentive Plan
10.4		2018 Long-Term Incentive Plan, as amended (incorporated by reference to Appendix B to the Company’s Definitive Proxy Statement on Schedule 14A filed on April 28, 2023)
104		Cover Page Interactive Data File (embedded within the Inline XBRL document)

*    Portions of this exhibit have been omitted pursuant to Item 601(b)(10) of Regulation S-K in order for them to remain confidential

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLOTEK INDUSTRIES, INC.
Date: December 8, 2023	/s/ Bond Clement
	Name:	Bond Clement
	Title:	Chief Financial Officer